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EXHIBIT 23.1      CONSENT OF PRICEWATERHOUSECOOPERS LLP






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                       CONSENT OF INDEPENDENT ACCOUNTANTS

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We hereby consent to the incorporation by reference in this Registration
Statement on Form S-8 of our report dated February 21, 2001, relating to the financial statements of HealthExtras, Inc., which appears in HealthExtras, Inc.'s Annual Report on Form 10-K for the year ended December 31, 2000.






/s/ PriceWaterhouseCoopers LLP

Washington, DC
December 21, 2001